    As filed with the Securities and Exchange Commission on March 25, 1999



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                March 23, 1999
                                --------------


                            FIRST CHARTER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                   0-15829                    56-1355866
- --------------                   -------                    ----------
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
           ----------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
                                 --------------
              (Registrant's telephone number, including area code)

Item 5            Other Events.

         On March 23, 1999, First Charter Corporation, the registrant, entered into an Underwriting Agreement by and among First Charter, The Robinson-Humphrey Company, LLC and the Trustees of the Home Federal Savings and Loan Association Employee Stock Ownership Plan (the "Plan") in order to facilitate the sale of 429,708 shares of First Charter's common stock by the Plan pursuant to the Form S-3 Registration Statement (No. 333-71495) of First Charter. A copy of the Underwriting Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7            Financial Statements and Exhibits

         (c)      The following exhibits are filed herewith:


Exhibit No.       Description
- -----------       -----------
   99.1           Underwriting Agreement by and among First Charter
                  Corporation, The Robinson-Humphrey Company, LLC and the
                  Trustees of the Home Federal Savings and Loan Association
                  Employee Stock Ownership Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST CHARTER CORPORATION


                                     By:  /s/Lawrence M. Kimbrough
                                          ------------------------
                                          Lawrence M. Kimbrough
                                          President and Chief Executive Officer

Dated:  March 25, 1999

                                  EXHIBIT INDEX


Exhibit No.   Description                                        Sequential Page
- -----------   -----------                                        No.
                                                                 ---
99.1          Underwriting Agreement by and among First Charter
              Corporation, the Robinson-Humphrey Company, LLC and the
              Trustees of the Home Federal Savings and Loan Association
              Employee Stock Ownership Plan.